                                                                    EXHIBIT 23.1

                          Consent of Independent Accountants
                          ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 19, 2001 relating to the financial statements of Zimmer (a Divison of Bristol-Myers Squibb Company), which appears in Zimmer Holdings, Inc.'s Registration Statement on Form 10-12B (File No. 001-16407).

/s/   PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Indianapolis, Indiana

July 25, 2001